Exhibit No. 10.6

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of February 28, 2011 (this "Amendment"), is entered into by and among SPECIAL VALUE CONTINUATION PARTNERS, LP, a Delaware limited partnership (the "Borrower"), and WELLS FARGO SECURITIES, LLC (f/k/a WACHOVIA CAPITAL MARKETS, LLC), as administrative agent and arranger for the Lenders (in such capacity, the "Administrative Agent"), and various financial institutions set forth on the signature pages hereto, as Lenders under the Credit Agreement (together, the "Lenders").

WITNESSETH:

WHEREAS, the Borrower, various financial institutions, as Lenders, the Administrative Agent and the Arranger have entered into the Credit Agreement, dated as of July 31, 2006 (the "Credit Agreement");

WHEREAS, in connection with conversion of the Borrower into a business development company, the Borrower desires to amend certain provisions of the Credit Agreement in accordance with the provisions of Section 9.12 thereof to (1) permit the Borrower to cease being a registered investment company under the Investment Company Act, and (2) transfer the key man provisions from the Investment Management Agreement into the Credit Agreement;

WHEREAS, the Required Lenders (as determined in accordance with the Credit Agreement) have consented to this Amendment, as indicated on the signature pages hereto; and

WHEREAS, the Rating Agency Condition has been satisfied;

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1.

AMENDMENT TO THE CREDIT AGREEMENT

1.1           Section 6.1.10 . At the end of Section 6.1.10 of the Credit Agreement immediately following the word "therein" the following phrase is inserted: "and the Borrower will at all times maintain fundamental investment policies in accordance with the Investment Company Act of 1940, as amended, for registered investment companies."

1.2           Section 7.1.11. In Section 7.1.11 of the Credit Agreement, immediately after the phrase "The Borrower ceases to be a registered 'investment company'" the following phrase is inserted: "or business development company." The following sentence is added to the end of Section 7.1.11 of the Credit Agreement: "Borrower shall provide written notice to the Administrative Agent, S&P and Moody's within three (3) Business Days after any conversion from a registered investment company to a business development company or any conversion from a business development company to a registered investment company."

1.3           Section 7.1.13. In Section 7.1.13 of the Credit Agreement, a period shall be inserted after the phrase "or a Trigger Event shall have occurred" and the balance of Section 7.1.13 shall be deleted.

1.4           Trigger Event. The definition of Trigger Event is deleted and the following is inserted: "'Trigger Event' means if (i) any of Michael Tennenbaum, Howard Levkowitz or Mark Holdsworth dies, becomes incapacitated or departs from the Investment Manager and ceases to be actively involved in the management of the Borrower and (ii) the Investment Manager fails to notify the Administrative Agent promptly and identify a replacement with reasonably comparable skills within 180 days."

1.5           Key Man Provision. A new Section 9.26 shall be inserted: "Key Man. If any two of Michael Tennenbaum, Howard Levkowitz and Mark Holdsworth die, become incapacitated or depart from the Investment Manager and cease to be actively involved in the management of the Borrower, the Administrative Agent may veto a proposed replacement for one of such individuals and may veto portfolio transactions in excess of 15% of the total assets of the Borrower until a replacement principal has been appointed to fill one of such positions."

SECTION 2.

MISCELLANEOUS

2.1           Credit Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, all of the terms and conditions of the Credit Agreement shall remain in full force and effect. This Amendment shall not constitute a novation of the Credit Agreement, but shall constitute amendment of specific provisions thereof.

2.2           Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2.3           Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

2.4           Effectiveness. This Amendment shall become effective on the date that the Rating Agency Condition has been satisfied; provided that the Borrower, the Required Lenders shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Administrative Agent or, in the case of the Required Lenders, shall have given to the Administrative Agent telephonic (confirmed in writing), written telex or facsimile transmission notice (actually received) that the same has been signed and mailed to it; and provided further that the provisions of Sections 1.3, 1.4, and 1.5 above shall become applicable upon conversion of the Borrower into a business development company.

2

2.5           Representations and Warranties. The Borrower hereby represents and warrants that (i) the Borrower has the authority to execute and deliver this Amendment and that this Amendment shall constitute a valid and enforceable obligation against it, (ii) the financial statements most recently furnished by or on behalf of the Borrower to each Lender, and the Administrative Agent for the purpose of or in connection with the Credit Agreement or any transaction contemplated thereby have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated and consolidating financial condition of the Borrower as of the date thereof for the periods then ended, subject, in the case of quarterly and financial statements, to normal year-end audit adjustments, purchase accounting adjustments and such other exceptions specifically noted in the notes thereto, (iii) no Default or Event of Default has occurred or is continuing and (iv) all representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof.

[Signatures begin on the next page.]

3

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

SPECIAL VALUE CONTINUATION PARTNERS, LP

By:  Tennenbaum Capital Partners, LLC
Its:   Investment Manager

By:  /s/ Howard M. Levkowitz
Name: Howard M. Levkowitz
Title: Managing Partner

WELLS FARGO SECURITIES, LLC
(f/k/a Wachovia Capital Markets, LLC)

As Administrative Agent

By:  /s/ Jason Powers
Name: Jason Powers
Title: Director

VARIABLE FUNDING CAPITAL COMPANY LLC

By: Wells Fargo Securities, LLC (f/k/a Wachovia
Capital Markets, LCC), as attorney-in-fact

As Lender

By:  /s/ Haojin Wu
Name: Haojin Wu
Title: Vice President

[Signature Page to First Amendment to Credit Agreement]

NIEUW AMSTERDAM RECEIVABLES CORPORATION

By:  /s/ Damian Perez
Name: Damian Perez
Title: Vice President

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK BA., "RABOBANK INTERNATIONAL", NEW YORK BRANCH
As Designated CP Conduit Lender to Nieuw Amsterdam Receivables Corporation

By:  /s/ Brett Delfino
Name: Brett Delfino
Title: Executive Director

By:  /s/ Raymond Dizon
Name: Raymond Dizon
Title: Executive Director

[Signature Page to First Amendment to Credit Agreement]

NATIXIS FINANCIAL PRODUCTS LLC

By:  /s/ David A. Powar
Name: David A. Powar
Title: Managing Director

By:  /s/ Adam W. True
Name: Adam W. True
Title: Managing Director, Senior Counsel